UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2026
EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Research Drive, Shelton, Connecticut 06484
(Address of principal executive offices)

203-944-5500
(Registrant's telephone number, including area code)

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 9, 2026, Edgewell Personal Care Company (the “Company”) issued a press release announcing financial and operating results for its first quarter of fiscal 2026. This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information contained in this Current Report on Form 8-K under Item 2.02, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 2.02, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2026 Annual Meeting of Shareholders of the Company (the “Annual Meeting”), held on Thursday, February 5, 2026, the Company’s shareholders approved the adoption of the Edgewell Personal Care Company 3rd Amended and Restated 2018 Stock Incentive Plan (the “3rd A&R 2018 Plan”), which was adopted by the Board of Directors of the Company on November 6, 2025 and became effective on the date of approval by the Company’s shareholders.
The 3rd A&R 2018 Plan amends and restates the Edgewell Personal Care Company 2nd Amended and Restated 2018 Stock Incentive Plan and implements the following material changes:
(1)Increases the number of authorized shares by 2,100,000 shares;
(2)Eliminates the fungible share ratio for all new awards; and
(3)Eliminates provisions regarding awards intended to be qualified performance-based compensation under the previously repealed exception to the $1 million deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended.
The 3rd A&R 2018 Plan is described in more detail in “Item 4. Approval of the Company’s 3rd Amended and Restated 2018 Stock Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 22, 2025. The description of the 3rd A&R 2018 Plan contained herein and in the 2025 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 3rd A&R 2018 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.

As noted in Item 5.02, the Company held its Annual Meeting on Thursday, February 5, 2026. Of the 46,715,107 shares outstanding and entitled to vote at the Annual Meeting, 43,465,774 shares were represented in person or by proxy, constituting a quorum.

The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Management's nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2027 or until their respective successors are elected and qualified, as set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Black	40,443,287	409,168	19,233	2,594,086
George R. Corbin	40,443,431	412,808	15,449	2,594,086
Carla C. Hendra	38,649,714	2,195,078	26,896	2,594,086
John C. Hunter, III	40,235,255	618,599	17,834	2,594,086
Rod R. Little	34,629,579	6,227,585	14,524	2,594,086
Rakesh Sachdev	37,167,879	3,675,126	28,683	2,594,086
Swan Sit	40,165,791	679,687	26,210	2,594,086
Stephanie Stahl	40,232,871	613,791	25,026	2,594,086
Gary K. Waring	40,201,209	650,221	20,258	2,594,086

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2026 was ratified by the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
42,715,456	698,352	51,966

Proposal 3: The approval, on an advisory (non-binding) basis, of the executive compensation paid to the Company’s named executive officers was approved by the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
31,787,030	9,020,992	63,666	2,594,086

Proposal 4: The Company's 3rd Amended and Restated 2018 Stock Incentive Plan, as described in the Company's 2025 Proxy Statement, was approved by the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
34,771,839	6,061,275	38,574	2,594,086

Item 7.01 Regulation FD Disclosure.

On February 9, 2026, the Company posted supplemental financial information relating to its recast continuing and discontinued operations for the fiscal year ended September 30, 2025 and interim periods within such fiscal year on its investor relations website at ir.edgewell.com. A copy of this supplemental financial information is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including the accompanying Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including the accompanying Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Edgewell Personal Care Company 3rd Amended and Restated 2018 Stock Incentive Plan.
99.1	Press Release of Edgewell Personal Care Company, dated February 9, 2026.
99.2	Supplemental Financial Information, dated February 9, 2026.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Francesca Weissman
Francesca Weissman
Chief Financial Officer
(principal financial officer)

Date:	February 9, 2026